Exhibit 28 (m)(7) under Form N-1A

Exhibit 1 under Item 601/Reg. S-K

EXHIBIT P

to the

Distribution Plan

Federated Emerging Markets Equity Fund

Class A Shares

This Exhibit to the Distribution Plan is adopted as of the 16th day of May, 2019, by Federated Adviser Series with respect to the Class A Shares of the portfolio of the Trust set forth above.

As compensation for the services provided pursuant to this Plan, FSC will be paid a monthly fee computed at the annual rate of 0.05% of 1% of the average aggregate net asset value of the Class A Shares of Federated Emergency Markets Equity Fund of Federated Adviser Series set forth above held during the month.

Witness the due execution hereof this 1st day of June, 2019.

FEDERATED ADVISER SERIES

By: _____________________________

Name: J. Christopher Donahue

Title: President

EXHIBIT Q

to the

Distribution Plan

Federated Emerging Markets Equity Fund

Class C Shares

This Exhibit to the Distribution Plan is adopted as of the 16th day of May, 2019, by Federated Adviser Series with respect to the Class C Shares of the portfolio of the Trust set forth above.

As compensation for the services provided pursuant to this Plan, FSC will be paid a monthly fee computed at the annual rate of 0.75% of 1% of the average aggregate net asset value of the Class C Shares of Federated Emerging Markets Equity Fund of Federated Adviser Series set forth above held during the month.

Witness the due execution hereof this 1st day of June, 2019.

FEDERATED ADVISER SERIES

By: _______________________________

Name: J. Christopher Donahue

Title: President

EXHIBIT R

to the

Distribution Plan

Federated International Equity Fund

Class A Shares

This Exhibit to the Distribution Plan is adopted as of the 16th day of May, 2019, by Federated Adviser Series with respect to the Class A Shares of the portfolio of the Trust set forth above.

As compensation for the services provided pursuant to this Plan, FSC will be paid a monthly fee computed at the annual rate of 0.05% of 1% of the average aggregate net asset value of the Class A Shares of Federated International Equity Fund of Federated Adviser Series set forth above held during the month.

Witness the due execution hereof this 1st day of June, 2019.

FEDERATED ADVISER SERIES

By: _____________________________

Name: J. Christopher Donahue

Title: President

EXHIBIT S

to the

Distribution Plan

Federated International Equity Fund

Class C Shares

This Exhibit to the Distribution Plan is adopted as of the 16th day of May, 2019, by Federated Adviser Series with respect to the Class C Shares of the portfolio of the Trust set forth above.

As compensation for the services provided pursuant to this Plan, FSC will be paid a monthly fee computed at the annual rate of 0.75% of 1% of the average aggregate net asset value of the Class C Shares of Federated International Equity Fund of Federated Adviser Series set forth above held during the month.

Witness the due execution hereof this 1st day of June, 2019.

FEDERATED ADVISER SERIES

By: _______________________________

Name: J. Christopher Donahue

Title: President

EXHIBIT T

to the

Distribution Plan

Federated International Growth Fund

Class A Shares

This Exhibit to the Distribution Plan is adopted as of the 16th day of May, 2019, by Federated Adviser Series with respect to the Class A Shares of the portfolio of the Trust set forth above.

As compensation for the services provided pursuant to this Plan, FSC will be paid a monthly fee computed at the annual rate of 0.05% of 1% of the average aggregate net asset value of the Class A Shares of Federated International Growth Fund of Federated Adviser Series set forth above held during the month.

Witness the due execution hereof this 1st day of June, 2019.

FEDERATED ADVISER SERIES

By: _____________________________

Name: J. Christopher Donahue

Title: President

EXHIBIT U

to the

Distribution Plan

Federated International Growth Fund

Class C Shares

This Exhibit to the Distribution Plan is adopted as of the 16th day of May, 2019, by Federated Adviser Series with respect to the Class C Shares of the portfolio of the Trust set forth above.

As compensation for the services provided pursuant to this Plan, FSC will be paid a monthly fee computed at the annual rate of 0.75% of 1% of the average aggregate net asset value of the Class C Shares of Federated International Growth Fund of Federated Adviser Series set forth above held during the month.

Witness the due execution hereof this 1st day of June, 2019.

FEDERATED ADVISER SERIES

By: _______________________________

Name: J. Christopher Donahue

Title: President